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                                                                   Exhibit 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-1560 and 333-60295.

                                       /s/ Arthur Andersen & Co.

                                       ARTHUR ANDERSEN & CO.

Hamilton, Bermuda
April 30, 1999